UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2013

FRAC WATER SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	005-87668	26-1973257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1266 1st Street, Suite 4 Sarasota, FL 34236
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (941) 330-6404

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Pursuant to the terms of the Joint Venture Agreement discussed in our Current Report on Form 8-K dated October 10, 2013, on December 9, 2013, we selected a project in Atascosa County, Texas as the Guaranteed Project thereunder (the “Project”). We are still assessing certain aspects of the feasibility of the Project, including capital costs, and have not yet commenced Project operations. Prior to undertaking work on the Project, we anticipate entering into a partnership arrangement with a local partner with established relationships in both the industry and geographical area.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRAC WATER SYSTEMS, INC.

Date: December 13, 2013	By:	/s/ Nadine C. Smith
Nadine C. Smith
Chief Executive Officer

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